SEQUA CORPORATION

MANAGEMENT INCENTIVE BONUS PROGRAM FOR OPERATING DIVISIONS

(As Amended and Restated as of March 31, 2005)

SEQUA CORPORATION

MANAGEMENT INCENTIVE BONUS PROGRAM FOR OPERATING DIVISIONS

           I.           General Overview

The purpose of implementing the Sequa Corporation (the "Company") Management Incentive Bonus Program (the "MIBP") for Operating Divisions is to improve the Company's performance through the efforts of key executive and management personnel who are in positions to significantly contribute to operating results.  In all instances below, the Chief Executive Officer of the Company (the "CEO") will oversee the administration of the MIBP.  The Corporate Human Resources Department (the "HR Department") will be responsible for coordination of administration.

For each operating division (a "Business Unit"), specific financial goals will be established in the beginning of the year for all MIBP participants. *

The MIBP will provide rewards for participants who accomplish or exceed targeted goals at the end of the year.  The bonus pool from which bonuses will be paid to each participant will be calculated based upon the overall financial performance -- Operating Profit, Return on Net Assets ("RONA") and Sales Growth or Key Performance Measures ("KPMs") -- of the division as determined by the CEO.  It should be noted that no points for RONA, Sales Growth or KPMs will be recognized for purposes of granting a bonus award unless Minimum Operating Profit is achieved.

                        A.        Charts I (a) and I (b) below show potential bonus awards for Minimum, Par and Outstanding performance for Business Unit Heads (a person designated as in charge of a specific Business Unit, i.e., Group/Division President/Vice President, General Manager), and depict the goals of Operating Profit, RONA and Sales Growth or KPMs and corresponding weighting factors used to measure performance.

                        B.         Prior to March 15th of each year, each Business Unit Head shall submit to the CEO and the HR Department potential bonus awards payouts (as a percentage of salary) that A-Pool and B-Pool participants are eligible to receive for Minimum, Par and Outstanding performance.  The annual submission shall also include the goals and weighting factors to be used to measure the performance of A-Pool and B-Pool participants.

Charts:  Potential Payout Levels (Percent of Salary), Goals and Weighting Factors for Business Unit Heads

1(a)  Business Unit Heads who participate in the Sequa Corporation Long-Term Incentive Plan (the "LTIP")
Goals	Minimum Bonus Level (2)	Par Bonus Level	Outstanding Bonus Level
1. Operating Profit (1)	10.0%	20.0%	40.0%
2. Return on Net Assets	7.5%	15.0%	30.0%
3. Sales Growth	2.5%	5.0%	10.0%
Total Payout	20.0%	40.0%	80.0%

1(b)  Business Unit Heads who do not participate in the LTIP
Goals	Minimum Bonus Level (2)	Par Bonus Level	Outstanding Bonus Level
1. Operating Profit (1)	12.5%	25.0%	37.5%
2. Return on Net Assets	7.5%	15.0%	22.5%
3. KPMs	5.0%	10.0%	15.0%
Total Payout	25.0%	50.0%	75.0%

Note:   For 2005 only, the Potential payouts for ARC Automotive, Inc. will be Minimum Performance 25%, Par Performance 50%, Outstanding Performance 75% and Maximum Performance 90% (125% of Budgeted Operating Profit).

(1)   Operating Profit goals are:

            Minimum          85% of Budget

            Par                   100% of Budget

            Outstanding      120% of Budget

            The foregoing percentage levels may be made more restrictive in any year by the Compensation Committee.

(2)   Assumes 85% achievement of the Operating Profit financial target.  The bonus pool from which bonuses will be paid to each participant will be calculated based upon the overall financial performance -- Operating Profit, RONA, Sales Growth or KPMs -- of the Business Unit.  No points for RONA, Sales Growth or KPMs are recognized for purposes of granting a bonus award unless Minimum Operating Profit is achieved.  The total bonuses paid to each Business Unit under the MIBP for Operating Divisions will not exceed 10% of operating profit of the Business Unit before deduction for the accrued bonus pool.

          II.           Participants in the MIBP

               A.     Business Unit Heads who participate in the LTIP.

               B.      Business Unit Heads who do not participate in the LTIP.

               C.     A-Pool participants in accordance with the following guidelines:

                        1.      First level of management reporting directly to the Business Unit Head .

                        2.      Certain first-level managers may be excluded if the reporting relationship is due to special circumstances.

                        3.      Certain second-level managers may be included if the responsibilities of their position warrant participation in the A-Pool level.

               D.     B-Pool participation shall consist of select managers and professional level employees who are in a position to influence financial goals through sustained performance.

               E.      Prior to March 15th of each year, each Business Unit Head shall prepare and submit a list of proposed plan participants.  The list shall include the proposed participants' level of participation (i.e., A-Pool or B-Pool).  This list will be reviewed and approved by the CEO and the HR Department.

               F.      Any organizational changes during the year which impact on participation at the Business Unit Head or A-Pool level will be reviewed and approved by the CEO and the HR Department.

        III.           Determination of Business Unit Head Goals

               A.     Financial Goals for Business Unit Heads:  represent 100% of total bonus.

                        1.      Each Business Unit Head will be assigned financial goals by the CEO for the following:

                                 ! Operating Profit (see Exhibit A for calculation)

                                 ! RONA (see Exhibit A for RONA calculation)

                                 ! Sales Growth or KPMs

               B.      Each Business Unit Head's Sales Growth goal will be expressed as a percentage of the prior year's sales.

        IV.           Bonus Awards

               A.     In accordance with the policies and procedures section of this MIBP, a pool of funds shall be calculated and established from which bonus awards will be paid subject to the following:

                        1.      Amounts paid to participants shall not in the aggregate exceed the bonus pool, nor may unused bonus accruals be "carried over".

                        2.      No individual may receive more than the maximum award for his/her position.

                        3.      The bonus pool for each Business Unit shall not exceed 10% of operating profit of the Business Unit before deduction for the accrued bonus pool.

                        4.      In those instances where the percentage cap impacts the value of the pool, the bonus recommendations will be calculated without regard to the cap and then reduced by a uniform percentage factor in order to comply with the cap set forth in 3 above.  For example, if the total bonus pool without the cap would be $800,000 and with the cap it is $600,000, the uniform factor is 75%.

               B.      Notwithstanding anything contained in this MIBP to the contrary, if Operating Profit is below 85% of the Budget for a given plan year, there will be no bonus paid.

               C.     In those instances where significant events affect the accomplishment of financial goals for a participant, the CEO may use his judgment in recommending to the Executive Management Committee of the Company the amount of bonus to be awarded.  Examples of such events include: labor disputes, acquisitions, divestitures, natural catastrophes and illness.

         V.           Time of Participation; Forfeiture of Bonus Award

               A.     In order to participate in the MIBP for a given year, a participant must be in an eligible position at the end of the plan year.

               B.      Any employee promoted or hired to a position included in the MIBP during a plan year will be eligible to participate in the MIBP on a pro-rated basis for that plan year.

               C.     The plan year is the calendar year.

               D.     Death, Disability, Retirement, voluntary resignation or termination of employment by the Company for any reason, subsequent to the end of a plan year (but prior to payout of bonus awards), shall not affect the eligibility of a participant (or his or her estate) for a bonus award under this MIBP if all other conditions have been met.

               E.      Death, Disability, Retirement or termination of employment by the Company other than for Cause, prior to the end of a plan year, shall require review of the specific case by the CEO to determine whether a bonus award is appropriate for a participant under this MIBP for such year.

               F.      Notwithstanding anything to the contrary set forth in this MIBP, a participant shall not be eligible to receive any bonus award (or portion thereof) if, prior to the end of a plan year: (a) he or she voluntarily resigns from the Company, or (b) his or her employment is terminated for Cause by the Company.

               G.     Any exception to the policies set forth in this Section V must be approved by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee").

        VI.           Calculation of Bonus Awards

               A.     Following the close of the plan year, the Senior Vice President, Finance (the "CFO") and the Vice President and Controller will agree with each Business Unit Head on the goal ratings for operating profit, RONA, Sales Growth or KPMs for their respective businesses.  The CFO and the Vice President and Controller will report their findings for each Business Unit to the CEO.  Based on these results, the CEO will approve the goal ratings for each of the operating divisions.

               B.      Once the bonus pool has been established, proposed individual bonuses to A- and B-Pool participants shall be calculated by the Business Unit Head.  Actual proposed awards may vary based upon the judgment of the Business Unit Head with respect to the performance of each participant.

       VII.           Approval of Bonus Awards

               A.     Each Business Unit Head will submit to the HR Department the recommended bonus for each participant in the MIBP.

               B.      These recommendations will be accompanied by a summary sheet containing a detailed calculation of the available bonus pool including participant name, December 31 salary and level of participation.

               C.     The HR Department will submit all bonus recommendations for Business Unit Head to the CEO who will coordinate approval with the Executive Management Committee and then the Compensation Committee.

      VIII.           Payout of Bonus Awards

               Bonus awards for performance in the previous plan year shall be paid after the Company's financial statements have been finalized, audited and approved by the Audit Committee and certified by the Compensation Committee.

        IX.           Definitions

               For purposes of this MIBP, the following definitions shall apply:

               1.   A participant shall be deemed to have a "Disability" if the participant has applied for and is receiving benefits under the federal Social Security Act or under a Company-sponsored long-term disability plan.

               2.   "Retirement" means the termination of the participant's employment either (i) on or after attainment of age 55 and completion of 5 full years of service with the Company and its subsidiaries or (ii) on or after attainment of age 65.

               3.   "Cause" means (i) action by the participant involving fraud, theft, embezzlement or similar dishonest conduct towards the Company, (ii) conviction of a felony (including, without limitation, any violation of the Foreign Corrupt Practices Act), whether or not job-related, (iii) conduct in the performance of the participant's employment which the participant knows or should (either as a result of a prior written warning by the Company or the flagrant nature of the conduct) know violates applicable law or causes the Company to violate applicable law in a material way, including without limitation state, federal or other public procurement regulations, (iv) any personal misconduct by the participant which causes the Company to violate any state or federal law relating to the workplace environment (including, without limitation, laws relating to sexual harassment or age, sex or other prohibited discrimination) or any material violation by the participant of any written policy of the Company or any successor entity adopted in respect of any of the foregoing, (v) the participant's habitual drunkenness or any substance abuse which affects the performance of the participant's job responsibilities (vi) the participant's conviction for illegal use of drugs, (vii) refusal by the participant to follow any lawful written directive of the Board of Directors, provided compliance with such instructions was within the scope of the participant's duties, or the participant otherwise refuses to perform his duties (viii) gross negligence in the performance of participant's job responsibilities, (ix) violation by the participant of the confidentiality or non-competition provisions of the Company, or (x) any other material violation by the participant of his Employment Agreement, if any.

         X.           Amendments

               This MIBP may be amended so as to be more restrictive (but not less restrictive), or simply as to form, by the Board of Directors of the Company.

        XI.           NO CREATION OF RIGHTS

               This MIBP shall neither create any right to a bonus payment or future participation therein for any employee, nor limit the right of the Company to modify, amend or rescind this MIBP (subject to Section X above) for any subsequent plan year.  Nor shall this MIBP be construed as creating any right to employment or continued employment on the part of any person.

       XII.           Administration

               The MIBP shall be administered by the Company.  Subject to the provisions of the MIBP, the Company shall have full and final authority in its discretion (i) to determine the employees who are eligible to participate in the MIBP, (ii) to determine whether the performance goals were met with respect to the bonus for a calendar year, (iii) to adopt, amend and rescind such rules and regulations as the Company deems advisable in the administration of the MIBP, (iv) to construe and interpret the MIBP and the rules and regulations adopted thereunder, and (v) to make all other determinations deemed necessary or desirable for the administration of the MIBP.

      XIII.           Taxes

               The Company is authorized to withhold amounts of withholding and other taxes due in connection with the payment of any bonus under this MIBP.

     XIV.           Governing Law

               The validity, construction and effect of the MIBP and any rules and regulations relating to the MIBP shall be construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

Exhibit A

Definitions of Financial Goals

For purposes of this plan, financial goals are calculated as follows:

!         Operating Profit:

            (i)         pre-tax operating income (loss)

            (ii)        add equity income and subtract equity losses of joint ventures

            (iii)       subtract minority interests' proportional share of net income and add minority interests' proportional share of net losses (such proportion to be based on percentage of subsidiary owned by minority interests

!         RONA = Annual Operating Profit divided by Average of Net Operating Assets

(13-month end average).

!         Net Operating Assets is the sum of the following:

                        Hyperion Balance Sheet Caption

                        +          Accounts Receivable - Trade

                        -           Allowance for Doubtful Accounts Receivable - Trade

                        +          Unbilled Receivables

                        -           Allowance for Doubtful Unbilled Receivables

                        +          Inventories

                        +          Prepaid Expenses and Other

                        +          Other Investments

                        +          Net Property and Equipment

                        +          Total Deferred Charges and Other

                        -           Accounts Payable Trade

                        -           Accounts Payable Other

                        -           Accrued Expenses

                        -           Other Deferred Liabilities

* This MIBP applies to all operating divisions.  Based on circumstances, there may be changes to individual operating division programs.  These exceptions will be detailed as annual supplements to the MIBP.